Free Writing Prospectus	Filed Pursuant to Rule 433
(To the Prospectus dated April 4, 2011, as supplemented by	Registration Statement No. 333-173299
the prospectus supplement dated April 19, 2011)	July 27, 2011

Zions Direct Auctions - Results Page 1 of 2 SIGN IN | REGISTER | CONTACT US Home » Auction #3490 Auctions Results View current auctions Zions Bancorporation Senior Note / 5 Year Corporates Results Archive BBB- (Fitch); BBB (low) (DBRS); and BBB- (Standard & Poor’s). Non-callable for one View the results of completed auctions year, then callable at par, or 100%, on interest payment dates thereafter. FDIC-Insured CDs Municipal Bonds Notice: The auction has been extended until 7/27/2011 1:31:23 PM EDT. Corporate Bonds Auction Information Issue Information US Agencies Auction Start: 7/19/2011 3:00 PM EDT Security Type: Corporate Bonds Stock Auction End: 7/27/2011 1:31 PM EDT Issue Type: Primary Warrants Last Update: 7/27/2011 2:43:25 PM EDT Coupon: 5.000% Issuers Auction Status: Over Maturity Date: 8/1/2016 More University Bidding Information Learn more about our auctions Buy Today! Information Demos Price: 100.000 Learn how to participate! Yield: 5.00% Think Bids Final Market-Clearing Price: 100.000 Final Market-Clearing Yield*: 5.000% WEEKLY UPDATE Bidder Units Price Timestamp Awarded Amount Due Sign up to receive a free weekly Bidder 22528 30 100.241 7/25/2011 11:58:47 AM 30 units $ 30,000.00 email containing economic Bidder 27514 500 100.050 7/27/2011 1:29:44 PM 500 units $ 500,000.00 commentary, new-issue alerts, investing news, and much more. Bidder 26878 35 100.019 7/27/2011 1:06:23 PM 35 units $ 35,000.00 Bidder 10197 18 100.011 7/22/2011 7:35:37 PM 18 units $ 18,000.00 First Name Bidder 10196 17 100.011 7/22/2011 8:04:37 PM 17 units $ 17,000.00 Last Name Bidder 28061 10 100.010 7/27/2011 10:40:47 AM 10 units $ 10,000.00 Bidder 26725 25 100.010 7/27/2011 1:23:45 PM 25 units $ 25,000.00 Email Bidder 21117 56 100.001 7/27/2011 1:30:45 PM 56 units $ 56,000.00 Sign Up! Bidder 21789 38 100.001 7/27/2011 1:31:01 PM 38 units $ 38,000.00 Bidder 22212 5 100.000 7/22/2011 12:28:47 PM 5 units $ 5,000.00 Bidder 28023 3 100.000 7/22/2011 3:35:42 PM 3 units $ 3,000.00 Bidder 26728 16 100.000 7/22/2011 4:19:21 PM 13 units $ 13,000.00 Bidder 27519 10 100.000 7/22/2011 4:33:56 PM Rejected: Timestamp Bidder 26763 10 100.000 7/23/2011 10:00:31 AM Rejected: Timestamp Bidder 25080 50 100.000 7/26/2011 10:16:44 PM Rejected: Timestamp Bidder 15643 200 100.000 7/27/2011 9:58:27 AM Rejected: Timestamp Bidder 23400 110 100.000 7/27/2011 11:52:06 AM Rejected: Timestamp Bidder 15637 5 100.000 7/27/2011 11:57:15 AM Rejected: Timestamp Bidder 21363 10 100.000 7/27/2011 12:31:23 PM Rejected: Timestamp Bidder 28021 3 100.000 7/27/2011 12:41:23 PM Rejected: Timestamp Bidder 16791 50 100.000 7/27/2011 12:54:17 PM Rejected: Timestamp Bidder 2715 1 100.000 7/27/2011 1:25:49 PM Rejected: Timestamp Bidder 27540 25 100.000 7/27/2011 1:27:50 PM Rejected: Timestamp Bidder 27514 500 100.000 7/27/2011 1:29:23 PM Rejected: Timestamp Bidder 28058 3 100.000 7/27/2011 1:29:44 PM Rejected: Timestamp Bidder 21789 7 99.991 7/27/2011 1:09:51 PM Rejected: Price Bidder 14942 10 99.991 7/27/2011 1:20:59 PM Rejected: Price Bidder 21789 8 99.987 7/27/2011 1:09:51 PM Rejected: Price Bidder 21789 8 99.982 7/27/2011 1:09:51 PM Rejected: Price Bidder 21789 8 99.978 7/27/2011 1:09:51 PM Rejected: Price Bidder 27607 5 99.950 7/27/2011 1:27:22 PM Rejected: Price Bidder 28058 3 99.913 7/27/2011 1:29:15 PM Rejected: Price Bidder 24788 50 99.910 7/27/2011 1:29:37 PM Rejected: Price Bidder 15509 10 99.900 7/25/2011 4:56:27 PM Rejected: Price Bidder 27821 1 99.900 7/27/2011 3:45:11 AM Rejected: Price Bidder 15259 50 99.800 7/25/2011 3:52:45 PM Rejected: Price Bidder 2715 1 99.781 7/27/2011 1:23:49 PM Rejected: Price Bidder 28058 3 99.651 7/27/2011 1:19:24 PM Rejected: Price Bidder 23436 500 99.620 7/27/2011 1:20:59 PM Rejected: Price Bidder 22586 5 99.610 7/27/2011 1:13:15 PM Rejected: Price https://www.auctions.zionsdirect.com/auction/3490/results 7/27/2011

Zions Direct Auctions - Results Page 2 of 2

Bidder 28058 3 99.607 7/27/2011 12:56:03 PM Rejected: Price Bidder 14269 20 99.600 7/26/2011 9:22:05 PM Rejected: Price Bidder 27607 5 99.600 7/27/2011 12:35:14 PM Rejected: Price Bidder 22586 5 99.600 7/27/2011 1:12:14 PM Rejected: Price Bidder 23428 1 99.564 7/27/2011 12:45:24 PM Rejected: Price Bidder 23427 1 99.564 7/27/2011 12:47:28 PM Rejected: Price Bidder 22070 1 99.564 7/27/2011 12:48:59 PM Rejected: Price Bidder 22586 5 99.520 7/27/2011 1:01:00 PM Rejected: Price Bidder 25653 10 99.500 7/25/2011 5:16:30 PM Rejected: Price Bidder 21538 100 99.500 7/27/2011 12:42:24 PM Rejected: Price « Prev. Page 1 of 3 Next » Auction Totals: 750 units $ 750,000.00 Direct Orders Bidder Units Yield Timestamp Awarded Amount Due Bidder 13571 25 5.00% 7/20/2011 9:30:15 AM 25 units $ 25,000.00 Bidder 24626 5 5.00% 7/20/2011 3:37:09 PM 5 units $ 5,000.00 Bidder 14942 2 5.00% 7/20/2011 6:24:01 PM 2 units $ 2,000.00 Bidder 17792 18 5.00% 7/20/2011 11:30:47 PM 18 units $ 18,000.00 Bidder 22516 25 5.00% 7/21/2011 3:59:00 PM 25 units $ 25,000.00 Bidder 25508 22 5.00% 7/21/2011 4:03:36 PM 22 units $ 22,000.00 Bidder 23288 2 5.00% 7/22/2011 2:24:42 AM 2 units $ 2,000.00 Bidder 16791 50 5.00% 7/22/2011 12:38:32 PM 50 units $ 50,000.00 Bidder 18373 25 5.00% 7/22/2011 1:19:46 PM 25 units $ 25,000.00 Bidder 28020 2 5.00% 7/22/2011 1:35:04 PM 2 units $ 2,000.00 Bidder 24324 10 5.00% 7/22/2011 3:09:28 PM 10 units $ 10,000.00 Bidder 10197 100 5.00% 7/22/2011 7:35:37 PM 100 units $ 100,000.00 Bidder 21360 50 5.00% 7/23/2011 12:58:52 PM 50 units $ 50,000.00 Bidder 23102 10 5.00% 7/24/2011 12:46:19 AM 10 units $ 10,000.00 Bidder 20983 20 5.00% 7/25/2011 12:34:54 PM 20 units $ 20,000.00 Bidder 2715 1 5.00% 7/25/2011 1:01:45 PM 1 unit $ 1,000.00 Bidder 23424 21 5.00% 7/25/2011 1:18:50 PM 21 units $ 21,000.00 Bidder 25697 100 5.00% 7/25/2011 3:26:45 PM 100 units $ 100,000.00 Bidder 24672 6 5.00% 7/26/2011 10:06:08 AM 6 units $ 6,000.00 Bidder 5918 10 5.00% 7/26/2011 10:25:49 AM 10 units $ 10,000.00 Bidder 24582 2 5.00% 7/26/2011 11:19:16 AM 2 units $ 2,000.00 Bidder 18907 3 5.00% 7/26/2011 1:15:19 PM 3 units $ 3,000.00 Bidder 6290 6 5.00% 7/26/2011 5:59:53 PM 6 units $ 6,000.00 Bidder 13950 6 5.00% 7/26/2011 6:02:17 PM 6 units $ 6,000.00 Bidder 24205 25 5.00% 7/26/2011 6:48:19 PM 25 units $ 25,000.00 Bidder 21117 75 5.00% 7/26/2011 6:52:15 PM 75 units $ 75,000.00 Bidder 24099 10 5.00% 7/26/2011 11:02:13 PM 10 units $ 10,000.00 Bidder 28057 5 5.00% 7/26/2011 11:06:27 PM 5 units $ 5,000.00 Bidder 28058 2 5.00% 7/26/2011 11:09:12 PM 2 units $ 2,000.00 Auction Totals: 638 units $ 638,000.00 Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time. *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA/SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. Other Products | Contact Us | About Us | Site Map | Privacy Policy | Terms and Conditions https://www.auctions.zionsdirect.com/auction/3490/results 7/27/2011

Zions Direct Auctions - Results Page 1 of 2 SIGN IN | REGISTER | CONTACT US Home » Auction #3490 Auctions Results View current auctions Zions Bancorporation Senior Note / 5 Year Corporates Results Archive BBB- (Fitch); BBB (low) (DBRS); and BBB- (Standard & Poor’s). Non-callable for one View the results of completed auctions year, then callable at par, or 100%, on interest payment dates thereafter. FDIC-Insured CDs Municipal Bonds Notice: The auction has been extended until 7/27/2011 1:31:23 PM EDT. Corporate Bonds Auction Information Issue Information US Agencies Auction Start: 7/19/2011 3:00 PM EDT Security Type: Corporate Bonds Stock Auction End: 7/27/2011 1:31 PM EDT Issue Type: Primary Warrants Last Update: 7/27/2011 2:44:43 PM EDT Coupon: 5.000% Issuers Auction Status: Over Maturity Date: 8/1/2016 More University Bidding Information Learn more about our auctions Buy Today! Information Demos Price: 100.000 Learn how to participate! Yield: 5.00% Think Bids Final Market-Clearing Price: 100.000 Final Market-Clearing Yield*: 5.000% WEEKLY UPDATE Bidder Units Price Timestamp Awarded Amount Due Sign up to receive a free weekly Bidder 26878 35 99.477 7/22/2011 1:22:02 PM Rejected: Price email containing economic Bidder 25296 10 99.455 7/26/2011 10:07:42 AM Rejected: Price commentary, new-issue alerts, investing news, and much more. Bidder 28051 1 99.400 7/27/2011 12:37:29 PM Rejected: Price Bidder 16791 50 99.346 7/27/2011 12:53:40 PM Rejected: Price First Name Bidder 28051 1 99.300 7/27/2011 12:36:56 PM Rejected: Price Last Name Bidder 28058 3 99.173 7/26/2011 11:09:58 PM Rejected: Price Bidder 25182 3 99.138 7/27/2011 12:21:24 PM Rejected: Price Email Bidder 23462 20 99.132 7/23/2011 4:02:01 PM Rejected: Price Sign Up! Bidder 21538 100 99.100 7/27/2011 12:26:51 PM Rejected: Price Bidder 16612 10 99.010 7/27/2011 12:18:49 PM Rejected: Price Bidder 27489 10 99.000 7/22/2011 1:00:30 PM Rejected: Price Bidder 28051 1 99.000 7/27/2011 12:36:56 PM Rejected: Price Bidder 24773 10 98.921 7/27/2011 12:49:10 AM Rejected: Price Bidder 25025 25 98.913 7/22/2011 1:35:59 PM Rejected: Price Bidder 24099 10 98.913 7/26/2011 10:55:52 PM Rejected: Price Bidder 24406 10 98.911 7/22/2011 2:03:17 PM Rejected: Price Bidder 21538 100 98.550 7/27/2011 11:41:58 AM Rejected: Price Bidder 21538 100 98.500 7/27/2011 11:41:04 AM Rejected: Price Bidder 16791 50 98.482 7/22/2011 12:38:32 PM Rejected: Price Bidder 25182 3 98.353 7/26/2011 3:41:03 PM Rejected: Price Bidder 23400 115 98.268 7/27/2011 11:14:50 AM Rejected: Price Bidder 21217 2 98.019 7/26/2011 4:42:09 PM Rejected: Price Bidder 23718 10 98.001 7/20/2011 10:15:08 PM Rejected: Price Bidder 19253 25 98.000 7/22/2011 7:19:45 PM Rejected: Price Bidder 27607 5 98.000 7/23/2011 10:43:39 AM Rejected: Price Bidder 18786 5 97.840 7/22/2011 1:02:29 PM Rejected: Price Bidder 23102 5 97.840 7/24/2011 12:48:38 AM Rejected: Price Bidder 23102 5 97.840 7/24/2011 12:49:37 AM Rejected: Price Bidder 18513 5 97.840 7/24/2011 7:24:29 AM Rejected: Price Bidder 24672 4 97.840 7/26/2011 10:06:08 AM Rejected: Price Bidder 24310 4 97.840 7/26/2011 12:14:26 PM Rejected: Price Bidder 24302 70 97.670 7/22/2011 1:20:29 PM Rejected: Price Bidder 21441 5 97.500 7/22/2011 1:57:31 PM Rejected: Price Bidder 19253 25 97.500 7/22/2011 7:19:15 PM Rejected: Price Bidder 16805 25 97.500 7/23/2011 12:07:23 PM Rejected: Price Bidder 21538 100 97.500 7/27/2011 11:20:42 AM Rejected: Price Bidder 21807 20 97.490 7/25/2011 11:56:50 AM Rejected: Price Bidder 22788 10 97.330 7/23/2011 5:13:47 PM Rejected: Price Bidder 23400 110 97.203 7/22/2011 1:30:42 PM Rejected: Price Bidder 28020 3 97.203 7/26/2011 4:42:46 PM Rejected: Price https://www.auctions.zionsdirect.com/auction/3490/results sort=price&sort_direction=desc&page=2 7/27/2011

Zions Direct Auctions - Results Page 2 of 2 Bidder 17520 4 97.050 7/26/2011 10:44:35 AM Rejected: Price Bidder 22548 10 97.034 7/25/2011 5:47:46 PM Rejected: Price Bidder 16612 25 97.025 7/23/2011 10:43:23 PM Rejected: Price Bidder 18226 10 97.010 7/26/2011 11:47:46 AM Rejected: Price Bidder 19307 5 97.009 7/22/2011 12:00:31 PM Rejected: Price Bidder 28056 10 97.001 7/26/2011 9:19:39 PM Rejected: Price Bidder 28051 1 97.001 7/27/2011 10:38:16 AM Rejected: Price Bidder 19610 2 97.000 7/20/2011 10:22:11 PM Rejected: Price Bidder 21321 25 97.000 7/22/2011 12:30:46 PM Rejected: Price Bidder 25442 1 97.000 7/22/2011 2:52:14 PM Rejected: Price « Prev. Page 2 of 3 Next » Auction Totals: 750 units $ 750,000.00 Direct Orders Bidder Units Yield Timestamp Awarded Amount Due Bidder 13571 25 5.00% 7/20/2011 9:30:15 AM 25 units $ 25,000.00 Bidder 24626 5 5.00% 7/20/2011 3:37:09 PM 5 units $ 5,000.00 Bidder 14942 2 5.00% 7/20/2011 6:24:01 PM 2 units $ 2,000.00 Bidder 17792 18 5.00% 7/20/2011 11:30:47 PM 18 units $ 18,000.00 Bidder 22516 25 5.00% 7/21/2011 3:59:00 PM 25 units $ 25,000.00 Bidder 25508 22 5.00% 7/21/2011 4:03:36 PM 22 units $ 22,000.00 Bidder 23288 2 5.00% 7/22/2011 2:24:42 AM 2 units $ 2,000.00 Bidder 16791 50 5.00% 7/22/2011 12:38:32 PM 50 units $ 50,000.00 Bidder 18373 25 5.00% 7/22/2011 1:19:46 PM 25 units $ 25,000.00 Bidder 28020 2 5.00% 7/22/2011 1:35:04 PM 2 units $ 2,000.00 Bidder 24324 10 5.00% 7/22/2011 3:09:28 PM 10 units $ 10,000.00 Bidder 10197 100 5.00% 7/22/2011 7:35:37 PM 100 units $ 100,000.00 Bidder 21360 50 5.00% 7/23/2011 12:58:52 PM 50 units $ 50,000.00 Bidder 23102 10 5.00% 7/24/2011 12:46:19 AM 10 units $ 10,000.00 Bidder 20983 20 5.00% 7/25/2011 12:34:54 PM 20 units $ 20,000.00 Bidder 2715 1 5.00% 7/25/2011 1:01:45 PM 1 unit $ 1,000.00 Bidder 23424 21 5.00% 7/25/2011 1:18:50 PM 21 units $ 21,000.00 Bidder 25697 100 5.00% 7/25/2011 3:26:45 PM 100 units $ 100,000.00 Bidder 24672 6 5.00% 7/26/2011 10:06:08 AM 6 units $ 6,000.00 Bidder 5918 10 5.00% 7/26/2011 10:25:49 AM 10 units $ 10,000.00 Bidder 24582 2 5.00% 7/26/2011 11:19:16 AM 2 units $ 2,000.00 Bidder 18907 3 5.00% 7/26/2011 1:15:19 PM 3 units $ 3,000.00 Bidder 6290 6 5.00% 7/26/2011 5:59:53 PM 6 units $ 6,000.00 Bidder 13950 6 5.00% 7/26/2011 6:02:17 PM 6 units $ 6,000.00 Bidder 24205 25 5.00% 7/26/2011 6:48:19 PM 25 units $ 25,000.00 Bidder 21117 75 5.00% 7/26/2011 6:52:15 PM 75 units $ 75,000.00 Bidder 24099 10 5.00% 7/26/2011 11:02:13 PM 10 units $ 10,000.00 Bidder 28057 5 5.00% 7/26/2011 11:06:27 PM 5 units $ 5,000.00 Bidder 28058 2 5.00% 7/26/2011 11:09:12 PM 2 units $ 2,000.00 Auction Totals: 638 units $ 638,000.00 Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time. *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA/SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. Other Products | Contact Us | About Us | Site Map | Privacy Policy | Terms and Conditions https://www.auctions.zionsdirect.com/auction/3490/results sort=price&sort_direction=desc&page=2 7/27/2011

Zions Direct Auctions - Results Page 1 of 2 SIGN IN | REGISTER | CONTACT US Home » Auction #3490 Auctions Results View current auctions Zions Bancorporation Senior Note / 5 Year Corporates Results Archive BBB- (Fitch); BBB (low) (DBRS); and BBB- (Standard & Poor’s). Non-callable for one View the results of completed auctions year, then callable at par, or 100%, on interest payment dates thereafter. FDIC-Insured CDs Municipal Bonds Notice: The auction has been extended until 7/27/2011 1:31:23 PM EDT. Corporate Bonds Auction Information Issue Information US Agencies Auction Start: 7/19/2011 3:00 PM EDT Security Type: Corporate Bonds Stock Auction End: 7/27/2011 1:31 PM EDT Issue Type: Primary Warrants Last Update: 7/27/2011 2:45:50 PM EDT Coupon: 5.000% Issuers Auction Status: Over Maturity Date: 8/1/2016 More University Bidding Information Learn more about our auctions Buy Today! Information Demos Price: 100.000 Learn how to participate! Yield: 5.00% Think Bids Final Market-Clearing Price: 100.000 Final Market-Clearing Yield*: 5.000% WEEKLY UPDATE Bidder Units Price Timestamp Awarded Amount Due Sign up to receive a free weekly Bidder 24280 5 97.000 7/22/2011 8:09:07 PM Rejected: Price email containing economic Bidder 28033 100 97.000 7/23/2011 10:51:06 AM Rejected: Price commentary, new-issue alerts, investing news, and much more. Bidder 24773 1 97.000 7/25/2011 2:58:06 PM Rejected: Price Bidder 24773 1 97.000 7/25/2011 2:58:29 PM Rejected: Price First Name Bidder 24773 1 97.000 7/25/2011 2:58:29 PM Rejected: Price Last Name Bidder 24773 1 97.000 7/25/2011 2:58:29 PM Rejected: Price Bidder 18907 3 97.000 7/26/2011 1:15:19 PM Rejected: Price Email Bidder 28051 1 97.000 7/27/2011 10:36:19 AM Rejected: Price Sign Up! « Prev. Page 3 of 3 Next » Auction Totals: 750 units $ 750,000.00 Direct Orders Bidder Units Yield Timestamp Awarded Amount Due Bidder 13571 25 5.00% 7/20/2011 9:30:15 AM 25 units $ 25,000.00 Bidder 24626 5 5.00% 7/20/2011 3:37:09 PM 5 units $ 5,000.00 Bidder 14942 2 5.00% 7/20/2011 6:24:01 PM 2 units $ 2,000.00 Bidder 17792 18 5.00% 7/20/2011 11:30:47 PM 18 units $ 18,000.00 Bidder 22516 25 5.00% 7/21/2011 3:59:00 PM 25 units $ 25,000.00 Bidder 25508 22 5.00% 7/21/2011 4:03:36 PM 22 units $ 22,000.00 Bidder 23288 2 5.00% 7/22/2011 2:24:42 AM 2 units $ 2,000.00 Bidder 16791 50 5.00% 7/22/2011 12:38:32 PM 50 units $ 50,000.00 Bidder 18373 25 5.00% 7/22/2011 1:19:46 PM 25 units $ 25,000.00 Bidder 28020 2 5.00% 7/22/2011 1:35:04 PM 2 units $ 2,000.00 Bidder 24324 10 5.00% 7/22/2011 3:09:28 PM 10 units $ 10,000.00 Bidder 10197 100 5.00% 7/22/2011 7:35:37 PM 100 units $ 100,000.00 Bidder 21360 50 5.00% 7/23/2011 12:58:52 PM 50 units $ 50,000.00 Bidder 23102 10 5.00% 7/24/2011 12:46:19 AM 10 units $ 10,000.00 Bidder 20983 20 5.00% 7/25/2011 12:34:54 PM 20 units $ 20,000.00 Bidder 2715 1 5.00% 7/25/2011 1:01:45 PM 1 unit $ 1,000.00 Bidder 23424 21 5.00% 7/25/2011 1:18:50 PM 21 units $ 21,000.00 Bidder 25697 100 5.00% 7/25/2011 3:26:45 PM 100 units $ 100,000.00 Bidder 24672 6 5.00% 7/26/2011 10:06:08 AM 6 units $ 6,000.00 Bidder 5918 10 5.00% 7/26/2011 10:25:49 AM 10 units $ 10,000.00 Bidder 24582 2 5.00% 7/26/2011 11:19:16 AM 2 units $ 2,000.00 Bidder 18907 3 5.00% 7/26/2011 1:15:19 PM 3 units $ 3,000.00 Bidder 6290 6 5.00% 7/26/2011 5:59:53 PM 6 units $ 6,000.00 Bidder 13950 6 5.00% 7/26/2011 6:02:17 PM 6 units $ 6,000.00 Bidder 24205 25 5.00% 7/26/2011 6:48:19 PM 25 units $ 25,000.00 Bidder 21117 75 5.00% 7/26/2011 6:52:15 PM 75 units $ 75,000.00 https://www.auctions.zionsdirect.com/auction/3490/results sort=price&sort_direction=desc&page=3 7/27/2011

Zions Direct Auctions - Results Page 2 of 2 Bidder 24099 10 5.00% 7/26/2011 11:02:13 PM 10 units $ 10,000.00 Bidder 28057 5 5.00% 7/26/2011 11:06:27 PM 5 units $ 5,000.00 Bidder 28058 2 5.00% 7/26/2011 11:09:12 PM 2 units $ 2,000.00 Auction Totals: 638 units $ 638,000.00 Please direct questions regarding the website or bidding procedures to the Auction Administrator. You may also call our Investment Center at 800-524-8875 from 8am to Midnight Eastern Time. *The current Market-Clearing Yield/Final Auction Yield is calculated as Yield to Worst (YTW) which is the lowest yield of yield to maturity, yield to call, yield to put, or other yields when a bond is callable, puttable, exchangeable, or has other features. If a bond is called, put or exchanged before maturity, the bondholder only earns interest on the time that has elapsed between purchasing the bond and its early redemption. The resulting yield is less than what would have been earned had the bond been held until maturity. Investment Products: Not FDIC Insured No Bank Guarantee May Lose Value Bank Deposits and Certificates of Deposit (CDs) are FDIC Insured up to Applicable Limits Securities products and services offered by Zions Direct, Member FINRA/SIPC, a non-bank subsidiary of Zions Bank. Affiliates of Zions Bank or other issuers may purchase CDs or securities through the auction process. The market clearing yield may be lower due to the participation of an affiliate in the auction which may benefit the affiliated issuer. Other Products | Contact Us | About Us | Site Map | Privacy Policy | Terms and Conditions